EXHIBIT 32.1

                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Ian M. Herman, Chief Executive Officer and Chief Financial Officer of Global Aircraft Solutions, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2005 (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 14, 2005

                                         /s/ Ian M.Herman
                                         ---------------------------------------
                                         Ian M.Herman
                                         Chief Executive Officer
                                         and Chief Financial Officer